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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                               October 12, 2000


                                 INFOSPACE, INC.
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              (Exact name of Registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)


      000-25131                                            97-1718107
---------------------                             ----------------------------
(Commission File No.)                             (IRS Employer Identification
                                                            Number)

                      601 108/th/ Avenue N.E., Suite 1200
                          Bellevue, Washington  98004
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                   (Address of principal executive offices)

                                (425) 201-6100
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             (Registrant's telephone number, including area code)
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Item 2.    Acquisition.
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     Pursuant to an Agreement and Plan of Reorganization dated as of July 26,
2000, by and among InfoSpace, Inc., a Delaware corporation ("InfoSpace"), Giants Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of InfoSpace ("Merger Sub"), and Go2Net, Inc., a Delaware corporation ("Go2Net"), and the related Certificate of Merger executed by Go2Net filed with the Secretary of State of the State of Delaware on October 12, 2000, Merger Sub merged with and into Go2Net, and Go2Net became a wholly-owned subsidiary of InfoSpace (the "Merger"). The Merger closed on October 12, 2000. As a result of the Merger, each outstanding share of Go2Net Common Stock was exchanged for
1.82 shares of InfoSpace Common Stock. No fractional shares will be issued and, in lieu thereof, the holders of any fractional shares will be paid cash equal to the fraction (after aggregating all fractional shares held by such holder) multiplied by $22.175.

     An aggregate of approximately 82,619,191 shares of common stock have been issued by InfoSpace in the Merger and options to purchase an aggregate of approximately 30,965,291 additional shares of Go2Net Common Stock have been assumed by InfoSpace in the Merger. The merger consideration was negotiated between the parties.

     Go2Net is a provider of Internet applications and infrastructure technologies for both narrowband and broadband devices. Go2Net offers applications and technologies in the categories of search and directory, small business and electronic commerce, personal finance and multi-player games. Go2Net also offers electronic commerce solutions to online merchants by providing payment authorization and other services to small and medium-sized businesses.

     InfoSpace's acquisition of Go2Net is intended by the parties to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. The parties intend to account for the acquisition as a pooling-of-interests.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (a)  Financial Statements of Business Acquired. The Financial Statements of
          -----------------------------------------
Go2Net have been previously filed by Go2Net with the Securities and Exchange Commission on Go2Net's annual report on Form 10-K for the fiscal year ended September 30, 1999; Go2Net's quarterly reports on Form 10-Q for the quarters ended December 31, 1999, March 31, 2000 and June 30, 2000; and Go2Net's registration statement on Form S-3 filed with the Securities and Exchange Commission on April 27, 2000. These financial statements have been omitted from this Form 8-K pursuant to General Instruction B.3 of Form 8-K.

     (b)  Pro Forma Financial Information. Unaudited pro forma combined
          -------------------------------
condensed financial statements that present the pro forma combined condensed financial position and results of operations of InfoSpace and Go2Net as of and for the six months period ended June 30, 2000 and June 30, 1999, and for the 1999, 1998 and 1997 fiscal years, are included in InfoSpace's Registration

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Statement on Form S-4 (File No. 333-43994), as declared effective on September
8, 2000, and have been omitted pursuant to General Instruction B.3 of Form 8-K.

     (c)  Exhibits.

          2.1 Agreement and Plan of Reorganization dated as of July 26, 2000 by and among InfoSpace, Inc., Giants Acquisition Corp. and Go2Net, Inc. (the "Merger Agreement"). This exhibit is incorporated by reference to Annex A filed with InfoSpace's Registration Statement on Form S-4 (File No. 333-43994), as declared effective on September 8, 2000. The disclosure schedules of InfoSpace and Go2Net and the form of Acknowledgement Agreement, each delivered pursuant to the Merger Agreement, have been omitted in accordance with Item 601(b)(2) of Regulation S-K. InfoSpace agrees to supplementally furnish copies of such items to the Securities and Exchange Commission upon request.

          2.2 Certificate of Merger merging Giants Acquisition Corp. with and into Go2Net, Inc.

          99.1 Press Release of InfoSpace, Inc., dated October 12, 2000.

___________________

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   InfoSpace, Inc.


Dated:  October 12, 2000           By: /s/ Arun Sarin
                                       -------------------------------
                                       Arun Sarin,
                                       Vice Chairman and Chief Executive Officer

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